TO THE PROSPECTUS OF

                                VALUEMARK II/III
                        FLEXIBLE PREMIUM VARIABLE ANNUITY
                                DATED MAY 1, 2002

                                  VALUEMARK IV
                        FLEXIBLE PREMIUM VARIABLE ANNUITY
                                DATED MAY 1, 2002

                              VALUEMARK INCOME PLUS
                      INDIVIDUAL IMMEDIATE VARIABLE ANNUITY
                                DATED MAY 1, 2002

                                    ISSUED BY
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                         ALLIANZ LIFE VARIABLE ACCOUNT B

This supplement updates certain information contained in the prospectus and supercedes any inconsistent information. You should attach this supplement to the prospectus and retain it with the prospectus for future reference.

Effective May 1, 2002, your contract will offer the Initial Class of the Dreyfus Stock Index Fund rather than the Service Class of that Investment Option described in the attached prospectus. Initial Class shares do not currently assess a Rule 12b-1 fee, whereas the Service Class shares do assess an annual 12b-1 fee of 0.25%. In addition, based upon expense levels as of December 31, 2001, Initial Class shares had 0.06% less in "Other Expenses" than Service Class shares. The aggregate effect is that, based upon expense levels as of December 31, 2001, purchasers of Initial Class shares paid 0.31% less in total annual expenses than purchasers of Service Class shares.

Accordingly, the expenses for the Initial Class of the Dreyfus Stock Index Fund were as follows:

INVESTMENT OPTION ANNUAL EXPENSES NET OF WAIVERS/REIMBURSEMENTS
(as a percentage of an Investment Option's average daily net assets for the most recent fiscal year.)

----------------------- --------------------- --------------------- --------------------- ---------------------
                                                                                            TOTAL INVESTMENT
                                                                                            OPTION EXPENSES
  INVESTMENT OPTION          MANAGEMENT              12B-1                 OTHER
                                FEE FEES EXPENSES
----------------------- --------------------- --------------------- --------------------- ---------------------
----------------------- --------------------- --------------------- --------------------- ---------------------
Dreyfus Stock Index
Fund - Initial Class           0.25%                  ---                  0.01%                 0.26%
Shares
----------------------- --------------------- --------------------- --------------------- ---------------------

The Examples in the prospectus following the Fee Table reflect the expenses of the Service Class.

As the Initial Class and the Service Class are both part of the Dreyfus Stock Index Fund, the information in the prospectus regarding the Dreyfus Stock Index Fund's investment objective, primary investments, and investment adviser is the same for both Classes.

Please read the prospectus for the Dreyfus Stock Index Fund for more information about its Initial Class.